June 10, 1994



Securities and Exchange Commission
Judiciary Plaza
450  Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

On behalf of Coltec Industries Inc, a Pennsylvania corporation (the "Company"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, and Rule 13a-11 promulgated thereunder, we are transmitting herewith the Company's Current Report on Form 8-K, including exhibits thereto, pursuant to the Electronic Data Gathering Analysis, and Retrieval system.

                                           Very truly yours,
                                         COLTEC INDUSTRIES INC


                                   by     Anthony J. diBuono
                                       Executive Vice President, Secretary
                                       and Chief Legal Officer

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                               ______________________

                                      Form 8-K


                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF THE
                           SECURITIES EXCHANGE ACT of 1934



Date of Report (Date of earliest event reported): June 6, 1994
                                                  ____________________________


                                COLTEC INDUSTRIES INC

_______________________________________________________________________________
               (Exact name of registrant as specified in its charter)


Pennsylvania                           1-7568                  13-1846375
_______________________________________________________________________________
(State or other juris-              (Commission             (I.R.S. Employer
diction of incorporation)           File Number)           Identification No.)


430 Park Avenue, New York, New York                               10022
_______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 940-0400
                                                     _________________________
















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Item 5.    Other Events.
___________________________________________

               On June 6, 1994, the Morgan Stanley Leveraged Equity Fund II, L.P. ("MSLEF II"), the holder of 14,898,000 shares of Coltec Industries Inc ("Coltec") common stock, par value $.01 per share, and Colt Equity Investors, L.P. ("Colt Equity"), the holder of 1,641,263 shares of Coltec common stock, 21.3% and 2.4%, respectively, of the outstanding shares of Coltec common stock, informed Coltec that all such shares had been distributed in kind to their respective partners.

               After the distribution, partners holding more than 5% of the outstanding Coltec common stock are: Morgan Stanley Group Inc., First Plaza Group Trust and Leeway & Co. with 6.1 million shares,
           5.8 million shares and 3.8 million shares, respectively, constituting 8.8%, 8.3% and 5.5%, respectively, of the outstanding Coltec common stock.

               MSLEF II's representatives also informed Coltec that in connection with the MSLEF II distribution, Messrs. Donald P. Brennan, Frank V. Sica and Howard I. Hoffen have resigned as Directors of Coltec effective immediately and will not stand for reelection at Coltec's June 21, 1994 annual meeting of shareholders. The number of Directors to be elected at Coltec's annual meeting has been reduced to six.



Item 7(c). Exhibits
___________________

    99.1   Press release, dated June 6, 1994.

    99.2 Amendment to the Registration and Management Rights Agreement dated as of October 13, 1993.

    99.3   Amendment to the Stockholders Agreement dated as of October 13,
           1993.













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                                     SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          COLTEC INDUSTRIES INC


                                      By:    Anthony J. diBuono
                                      Title: Executive Vice President,
                                             Secretary and Chief Legal Officer



Dated:  June 10, 1994

































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                                    Exhibit Index
                                    _____________




Exhibit                                                              Page
Number                                  Description                 Number
_______                      ____________________________           ______

  99.1                       Press release, dated
                             June 6, 1994                               5

  99.2                       Amendment to the Registration
                             and Management Rights Agreement
                             dated as of October 13, 1993               6

  99.3                       Amendment to the Stockholders
                             Agreement dated as of October 13,
                             1993                                      11



































                                                                       4 of 12
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                                                                  EXHIBIT 99.1





C:29                                        FOR IMMEDIATE RELEASE
6/6/94                                      CONTACT:  Michael Dunn
                                                (212) 940-0523

                         COLTEC ANNOUNCES FUND DISTRIBUTION

NEW YORK, NY, June 6, 1994 -- Coltec Industries Inc (NYSE:COT) announced today that all shares of Coltec common stock held by The Morgan Stanley Leveraged Equity Fund II, L.P. (MSLEF II) and an affiliated partnership have been distributed in kind to their respective partners.

Prior to the distribution, the partnerships held 16,539,263 shares of Coltec Common Stock constituting 23.8% of the outstanding common stock. After the distribution, partners holding more than 5% of the outstanding Coltec common stock are: Morgan Stanley Group Inc., First Plaza Group Trust and Leeway & Co. with 6.1 million shares, 5.8 million shares and 3.8 million shares, respectively, constituting 8.8%, 8.3% and 5.5%, respectively, of the outstanding common stock. Such amounts include shares received in the distribution and other shares held directly prior to the distribution.

MSLEF II's representatives also informed the Company that in connection with the MSLEF II distribution, Messrs. Donald P. Brennan, Frank V. Sica and Howard
I. Hoffen have resigned as Directors of the Company effective immediately and will not stand for reelection at Coltec's June 21, 1994 annual meeting of shareholders. Coltec said that the number of directors to be elected at its annual meeting has been reduced to six.

Coltec Industries, based in New York, is a manufacturing company serving aerospace, automotive and other industrial markets.

                                        # # #


















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                                                                  Exhibit 99.2





                                Coltec Industries Inc
                                   430 Park Avenue
                              New York, New York 10022



                                              June 6, 1994



To:  The parties signatory hereto


                                Coltec Industries Inc

Dear Sirs:
         Reference is made to the Registration and Management Rights Agreement dated as of October 13, 1993 (the "Registration Rights Agreement") by and among Coltec Industries Inc, a Pennsylvania corporation ("Coltec"), Morgan Stanley & Co. Incorporated, Morgan Stanley Group Inc. ("Morgan Stanley Group"), The Morgan Stanley Leveraged Equity Fund II, L.P., Colt Equity Investors, L.P. ("Colt L.P."), First Plaza Group Trust ("First Plaza"), Leeway & Co. ("Leeway"), and the Individual Shareholders. All terms used but not defined herein shall have the meanings assigned to them in the Registration Rights Agreement.

         Reference is also made to the distribution in kind by MSLEF of 14,898,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of Coltec to the partners of MSLEF, including, without limitation, 3,322,574 shares to wholly owned subsidiaries of Morgan Stanley Group, 3,960,663 shares to First Plaza, and 1,980,332 shares to Leeway, and to the distribution in kind by Colt L.P. of 1,641,263 shares of Common Stock to the partners of Colt L.P., including, without limitation, 272,621 shares to Morgan Stanley Group and a wholly owned subsidiary of Morgan Stanley Group, 155,962 shares to First Plaza and 155,962 shares to Leeway (such distributions in kind are referred to herein, collectively, as the "Distribution").

         The parties hereto agree that the Registration Rights Agreement is amended as follows:

                        (a) the name of the Registration Rights Agreement is
                  changed to Registration Rights Agreement;

                        (b) Articles II, III and V and Section 4.1(a) are
                  deleted;

                        (c) the definition of the term "Shareholders" is
                  amended in its entirety to read as follows:

                                                                       6 of 12
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                                          2





                             "'Shareholders' means Morgan Stanley Group,
                        Morgan Stanley Leveraged Equity Fund II, Inc., Morgan Stanley Leveraged Equity Holdings, Inc., Morgan Stanley Equity Investors Inc., First Plaza, Leeway and the Individual Shareholders";

                        (d) The phrase "Upon the written request of the
                   Holders" at the beginning of Section 4.1(b) is amended to read "Upon the written request received by the Company prior to June 6, 1996, of the Holders";

                        (e) Section 4.1(d) is amended in its entirety to read
                   as follows:

                             "(d) Expenses. The Holders (other than Individual
                  Shareholders) of Registrable Securities included in any registration that is requested pursuant to Section 4.1 and becomes effective will pay (on a pro rata basis as among such Holders based on the number of Registrable Securities of such Holders included in such registration) a portion of all Registration Expenses in connection with such registration equal to the Applicable Percentage (as defined below) times a fraction, the numerator of which shall be the total number of Registrable Securities of such Holders included in such registration and the denominator of which shall be the total number of Registrable Securities of all Holders included in such registration. "Applicable Percentage" means 62.4%, with respect to any registration requested pursuant to Section 4.1 prior to June 6, 1995, and 100%, with respect to any registration requested pursuant to
                  Section 4.1 thereafter. The Company shall pay all Registration Expenses in connection with any such registration, other than the portion of the Registration Expenses required to be paid by the Holders as set forth above. In connection with a registration that shall not have become effective due to a revocation by the Holders requesting such registration under this Section 4.1, the obligation to pay the Registration Expenses in connection with such revoked registration shall be due and payable (on a pro rata basis) by the Holders who initially requested and revoked such registration. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement requested pursuant to this Section 4.1."




                                                                       7 of 12
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                                          3





         Each of Morgan Stanley Leveraged Equity Fund II, Inc., Morgan Stanley Leveraged Equity Holdings, Inc. and Morgan Stanley Equity Investors Inc. agrees to be bound by the Registration Rights Agreement, as amended hereby, to the same extent and in the same manner as MSLEF shall have heretofore been bound.

                                              Very truly yours,

                                              COLTEC INDUSTRIES INC



                                              By: ________________________
                                                  Name:
                                                  Title:



Accepted and agreed as of the
date first above written:

THE MORGAN STANLEY
  LEVERAGED EQUITY FUND II, L.P.

By Morgan Stanley Leveraged Equity
  Fund II, Inc., as General Partner



By: ___________________________
    Name:
    Title:



COLT EQUITY INVESTORS, L.P.

By Morgan Stanley Equity Investors
  Inc., as General Partner



By: ___________________________
    Name:
    Title:





                                                                       8 of 12
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                                          4



MORGAN STANLEY GROUP INC.


By: ___________________________
    Name:
    Title:



MORGAN STANLEY EQUITY
  INVESTORS INC.


By: ___________________________
    Name:
    Title:

1221 Avenue of the Americas
New York, New York 10020


MORGAN STANLEY LEVERAGED
  EQUITY FUND II, INC.


By: ___________________________
    Name:
    Title:

1221 Avenue of the Americas
New York, New York 10020


MORGAN STANLEY LEVERAGED
  EQUITY HOLDINGS, INC.


By: ___________________________
    Name:
    Title:

1221 Avenue of the Americas
New York, New York 10020








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                                          5



MELLON BANK, N.A., as trustee for
  First Plaza Group Trust (as directed
  by General Motors Investment
  Management Corporation)


By: ___________________________
    Name:
    Title:



LEEWAY & CO.

By State Street Bank & Trust Company,
  a partner


By: ___________________________
    Name:
    Title:






























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                                                                  Exhibit 99.3





                  The Morgan Stanley Leveraged Equity Fund II, L.P.
                             1221 Avenue of the Americas
                              New York, New York 10020



                                           June 6, 1994



To:  The parties signatory hereto


                                Coltec Industries Inc
                                _____________________

Dear Sirs:

         Reference is made to the Stockholders Agreement dated as of October 13, 1993 (the "Stockholders Agreement") among The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Group Inc., Colt Equity Investors, L.P., First Plaza Group Trust, Leeway & Co., and the management investors listed on the signature pages thereof. The parties hereto agree that the Stockholders Agreement is terminated as of the date hereof.

                                           Very truly yours,

                                           THE MORGAN STANLEY
                                             LEVERAGED EQUITY FUND II, L.P.

                                           By Morgan Stanley Leveraged Equity
                                             Fund II, Inc., as General Partner



                                           By: ____________________________
                                                 Name:
                                                 Title:











                                                                      11 of 12
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                                          2

Accepted and agreed as of the
date first above written:

COLT EQUITY INVESTORS, L.P.

By Morgan Stanley Equity Investors
  Inc., as General Partner


By: ___________________________
    Name:
    Title:



MORGAN STANLEY GROUP INC.


By: ___________________________
    Name:
    Title:



MELLON BANK, N.A., as trustee for
  First Plaza Group Trust (as directed
  by General Motors Investment
  Management Corporation)


By: ___________________________
    Name:
    Title:



LEEWAY & CO.

By State Street Bank & Trust Company,
  a partner


By: ___________________________
    Name:
    Title:



_______________________________
      David I. Margolis



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